VECTRUS THIRD QUARTER 2021 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Safe Harbor Statement Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2021 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2021 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, THE CONTINUED INTEGRATION OF OUR ACQUISITIONS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD-LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q3'21 Results & Recent Highlights

- **Revenue +30.4% y/y to $459.4 million, organic growth +13.0%**
- **Strong Q3 operating cash flow generation of $39.4 million**
- **Operating Results:**
  - Operating income of $12.9 million and adjusted operating income of $18.8 million
  - Adjusted EBITDA of $20.5 million and margin[1] of 4.5%
  - EPS of $0.87 and Adjusted diluted EPS[1] of $1.15
- **Continued growth and expanded presence in the INDOPACOM AOR; INDOPACOM now represents ~5% of total revenue, up from 1% last year**
- **Expanded positioning with the Navy through several key wins**
- **Successful support of a major humanitarian effort in CENTCOM**
- **Supported demonstration of a 5G private network in shared spectrum for the U.S. Department of Defense**
- **Strong backlog of $4.9 billion; Pro forma backlog[2] of $5.1 billion**
- **Reiterating 2021 guidance ranges**

[1] See appendix for reconciliation of non-GAAP measures.
[2] Pro forma Total Backlog includes protested awards.

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Support from the Ground Up Page 4  The LOGCAP V Task Order team received notice in mid- July to be prepared to build out living space for several thousand Afghan refugees  In late July, we received the notice to start construction on what would become known as “Freedom Village”  Vectrus had 45 days to design, solicit, and execute the construction and placement of 90 tents with over 250,000 sq ft. of housing space and associated life-support infrastructure  The Vectrus team worked around the clock in the harsh desert heat to accomplish this very important humanitarian mission True to Your Mission

Navy Campaign Yielding Growth Page 5  Awarded a prime OTA contract to provide automation for tracking materials for the Naval Air Warfare Center Aircraft Division — Vectrus will provide a solution that utilizes RFID technology to automate the receiving and distribution process while providing readily available metrics and reporting, indicating material delivery, storage location, and quantities OTA Award  Awarded a contract to develop the Real-Time Spectrum Operations (RTSO) software for the U.S. Navy fleet — This award was based on decades of experience providing engineering solutions associated with Electromagnetic Spectrum Operations Real-Time Spectrum Operations  Awarded a prime position on a five-year $93M multiple award IDIQ — Provide research and development, engineering, integration, test, cybersecurity, upgrade, and sustainment for various tactical threat systems in support of the Navy — Represents a new client within China Lake and will serve as a capability expansion Tactical Integrated Threat/Target Training Systems (TTS)

Page 6 Solutions Advancing Convergence – 5G  Supported the first demonstration of a 5G private network in shared spectrum for DoD 5G-Enabled Applications • Vectrus-developed Mobile Apps • Augmented Reality • Data Analytics/ Machine Learning • Robotics • Real Time Location Services – The DoD completed its first 5G project demonstration of a Smart Warehouse for Marine Corp Logistics Base, Albany – Vectrus supported the design, development, and installation of a radio area network test bed – The network will enable use cases such as warehouse robotics and holographic, augmented and virtual reality applications – Vectrus is also the prime for the Naval Base Coronado Smart Warehouse 5G initiative and will provide industry-leading inventory management, network security, robotic material moving, and environmental sensing capabilities – We are investing for growth in this market and have launched the Vectrus 5G Network for Integration, Connectivity and Experimentation (V5G-NICE) Lab that includes a mock-up warehouse type space to be used for development, testing, and demonstration purposes

Page 7 Solutions Advancing Convergence - Sensors  Sensor integration at 2021 Indianapolis 500 – The Vectrus team placed nine newly designed Integrated Early Warning (IEW) dropbox sensor enclosures on site in order to detect and notify stakeholders of a potential bioweapon release – The newly developed IEW drop boxes incorporated various biothreat, chemical and meteorological sensors with Vectrus’s Sensor Management System software – This unique combination of sensors and software allowed for the integration and processing of sensor data from multiple sources, as well as data analytics and visualization at the local Command Center – The Vectrus-developed software inside the sensor enclosure enabled fast data processing and a user- friendly interface, allowing stakeholders to view real-time data • Bio-Threat Detection & Collection • Chemical Warfare Agent Detection • Weather Sensing and Meteorological • Vectrus Sensor Management System

Page 8 Expanding the Portfolio  Pipeline of Opportunities Drive Future Diversification and Expansion – Steady proposal activity – Solid expansion of opportunities across DoD, federal civilian, and intel/other client sets – Afghanistan withdrawal resulted in slight erosion New Business Pipeline New Business Makeup $1.5 $2.1 $6.0 $8.7 $7.5 $10.8 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 12/31/2016 10/1/2021 Submitted Plan to Submit Army Navy Air Force Intel & Other DoD Federal Civilian ($B)

Page 9 1 See appendix for reconciliation of non-GAAP measures. 2 Definition of metric updated in Q1 2021 to add back amortization of acquired intangible assets, M&A, integration and related costs. Q3’21 Financial Results Revenue ($M) Operating Margin & Adj. EBITDA Margin1 Adj. Diluted EPS1,2 $352.4 $459.4 Q3'20 Q3'21 $0.97 $1.15 Q3'20 Q3'21 Diluted EPS $0.88 $0.87 Q3'20 Q3'21 4.2% 4.8% 2.8% 4.5% Q3'20 Q3'21

Page 10 Q3’21 Revenue by Category Customer Geographic Region Contract Type 66% 14% 11% 9% Q3'21 Army Air Force Navy Other 57%30% 8% 5% Q3'21 Middle East US Europe Asia 74% 23% 3% Q3'21 Cost-type Fixed Price T&M 1 2020 T&M immaterial and included in cost-type. 67% 23% 5% 5% Q3'20 Army Air Force Navy Other 63% 25% 11% 1% Q3'20 Middle East US Europe Asia 71% 29% Q3'20 Cost-type Fixed Price T&M 1

Solid Backlog and Book-to-Bill Page 11 Total Q3’21 Pro Forma Backlog of $5.1 Billion  Pro forma backlog includes contracts under protest ~$0.2B Backlog1 ($B) Trailing 12-Month Book-to-Bill Ratio TTM Pro Forma Book-to-Bill Ratio is 1.4x 1.5 x 2.1 x 0.8 x 1.2 x 1.3 x 1.4 x Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q3'21PF $ 1.0 $ 0.9 $ 0.9 $ 1.3 $ 1.2 $ 1.2 $ 2.7 $ 4.2 $ 3.6 $ 3.6 $ 3.7 $ 3.7 $ 0.2 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q3'21PF BacklogProtest Unfunded Funded $4.9 $4.5 $5.1 $3.7 $4.9 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. 2 Pro forma Total Backlog and Proforma Book-to-Bill Ratio includes protested awards. 2 2 $5.1

($M) 2020 2021 $ y/y change % y/y change YTD Net Cash Provided by (Used in) Operating Activities $37.7 $53.4 $15.7 41.6% Cash $63.7 $56.2 ($7.5) (11.8%) Receivables $268.1 $337.1 $68.0 25.7% Debt $66.0 $128.0 $62.0 93.9% Net Debt1 $2.3 $71.8 $69.5 NA Leverage Ratio (x) .99x 1.33x .34x 34.3% Page 12 Cash Flow and Liquidity 1 Net Debt = Debt – Cash  YTD Net Cash Flow from Operations of $53.4 million; prior year included $9.9 million CARES Act benefit; excluding prior year CARES Act, YTD 2021 Cash Flow from Operations improved 92%  Strong balance sheet and financial position As of end of third quarter

2021 Guidance

($M, except per share data)	2020 Actual	2021 Guidance	2021 Mid-Point	2021 Mid-Point vs 2020 Growth
Revenue	$1,396	$1,745 — $1,780	$1,762	26.2%
Operating Income Margin (%)	3.1%	3.7% — 3.9%	3.8%	70 bps
Adjusted EBITDA Margin[1] (%)	4.0%	4.8% — 5.0%	4.9%	90 bps
Earnings Per Share	$3.14	$3.96 — $4.28	$4.12	31.2%
Adjusted Diluted Earnings Per Share[1,2]	$3.36	$4.76 — $5.07	$4.92	46.4%
Net Cash Provided by Operating Activities	$64.1	$58.0 — $65.0	$61.5	(4.1%)

2021 guidance assumptions include:

- Capital expenditures ~ $8 million
- Depreciation and amortization ~ $17 million
  - Amortization of acquired intangible assets ~$11 million
- Mandatory debt payments $8.6 million
- Interest expense ~ $8 million
- Tax rate of ~ 17.0%; Adjusted tax rate of ~ 19.0%
- Diluted EPS assumes 11.9 million weighted average diluted shares outstanding on December 31, 2021
- Prior year Operating Cash Flow benefitted from the CARES Act by $13.2M

[1] *See appendix for reconciliation of non-GAAP measures.*
[2] *Definition of metric updated in Q1 2021 to add back amortization of acquired intangible assets, M&A, integration and related costs.*

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APPENDIX

Reconciliation Of Non-GAAP Measures Page 15 The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A, integration and related costs, and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue.

Reconciliation Of Non-GAAP Measures

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data)	Three Months Ended October 1, 2021 As Reported	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Three Months Ended October 1, 2021 Adjusted
Revenue	$ 459,408	$ —	$ —	$ —	$ —	$ 459,408
Growth	30.4 %					30.4 %
Operating income	$ 12,890	$ 3,284	$ 10	$ 2,630	$ —	$ 18,814
Operating margin	2.8 %					4.1 %
Interest expense, net	$ (1,955)	$ —	$ —	$ —	$ —	$ (1,955)
Income from operations before income taxes	$ 10,935	$ 3,284	$ 10	$ 2,630	$ —	$ 16,859
Income tax expense	$ 677	$ 546	$ 2	$ 437	$ 1,524	$ 3,186
Income tax rate	6.2 %					18.9 %
Net income	$ 10,258	$ 2,738	$ 8	$ 2,193	$ (1,524)	$ 13,673
Weighted average common shares outstanding, diluted	11,849					11,849
Diluted earnings per share	$ 0.87	$ 0.23	$ 0.00	$ 0.19	$ (0.13)	$ 1.15

EBITDA (Non-GAAP Measures) ($K)	Three Months Ended October 1, 2021 As Reported	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Three Months Ended October 1, 2021 Adjusted
Operating Income	$ 12,890	$ 3,284	$ 10	$ 2,630	$ —	$ 18,814
Add:						
Depreciation and Amortization	$ 4,320	$ —	$ —	$ (2,630)	$ —	$ 1,690
EBITDA	$ 17,210	$ 3,284	$ 10	$ —	$ —	$ 20,504
EBITDA Margin	3.7 %					4.5 %

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Reconciliation Of Non-GAAP Measures Page 17 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended October 2, 2020 As Reported M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Prior Years' Tax Credits Three Months Ended October 2, 2020 Adjusted Revenue 352,415$ —$ —$ —$ —$ 352,415$ Operating income 14,837$ 121$ 38$ 1,003$ —$ 15,999$ Operating margin 4.2% 4.5 % Interest expense, net (939)$ —$ —$ (939)$ Income from operations before income taxes 13,898$ 121$ 38$ 1,003$ —$ 15,060$ Income tax expense 3,507$ 28$ 9$ 170$ —$ 3,714$ Income tax rate 25.2% 24.7 % Net income 10,391$ 93$ 29$ 833$ —$ 11,346$ Weighted average common shares outstanding, diluted 11,751 11,751 Diluted earnings per share 0.88$ 0.01$ 0.00$ 0.07$ —$ 0.97$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended October 2, 2020 As Reported M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible assets Prior Years' Tax Credits Three Months Ended October 2, 2020 Adjusted Operating Income 14,837$ 121$ 38$ 1,003$ —$ 15,999$ Add: Depreciation and Amortization 2,033$ —$ —$ (1,003)$ —$ 1,030$ EBITDA 16,870$ 121$ 38$ —$ —$ 17,029$ EBITDA Margin 4.8% 4.8%

Reconciliation Of Non-GAAP Measures

Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures)

($K, except per share data)	Nine Months Ended October 1, 2021 As Reported	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Nine Months Ended October 1, 2021 Adjusted
Revenue	$ 1,364,257	$ —	$ —	$ —	$ —	$ 1,364,257
Growth	31.2 %					31.2 %
Operating income	$ 52,003	$ 3,284	$ 188	$ 7,521	$ —	$ 62,996
Operating margin	3.8 %					$ 0
Interest expense, net	$ (6,140)	$ —	$ —	$ —	$ —	$ (6,140)
Income from operations before income taxes	$ 45,863	$ 3,284	$ 188	$ 7,521	$ —	$ 56,856
Income tax expense	$ 7,623	$ 546	$ 31	$ 1,250	$ 1,524	$ 10,974
Income tax rate	16.6 %					19.3 %
Net income	$ 38,240	$ 2,738	$ 157	$ 6,271	$ (1,524)	$ 45,882
Weighted average common shares outstanding, diluted	11,830					11,830
Diluted earnings per share	$ 3.23	$ 0.23	$ 0.01	$ 0.53	$ (0.13)	$ 3.88

EBITDA (Non-GAAP Measures)

($K)	Nine Months Ended October 1, 2021 As Reported	M&A, Integration, and Related Costs	LOGCAP V Pre-Operational Legal Costs	Amortization of Acquired Intangible Assets	Prior Years' Tax Credits	Nine Months Ended October 1, 2021 Adjusted
Operating Income	$ 52,003	$ 3,284	$ 188	$ 7,521	$ —	$ 62,996
Add:						
Depreciation and Amortization	$ 12,309	$ —	$ —	$ (7,521)	$ —	$ 4,788
EBITDA	$ 64,312	$ 3,284	$ 188	$ —	$ —	$ 67,784
EBITDA Margin	4.7 %					5.0 %

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Reconciliation Of Non-GAAP Measures Page 19 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Nine Months Ended October 2, 2020 As Reported M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of Acquired Intangible Assets Prior Years' Tax Credits Nine Months Ended October 2, 2020 Adjusted Revenue 1,040,212$ —$ —$ —$ —$ 1,040,212$ Operating income 29,751$ 2,409$ 225$ 3,031$ —$ 35,416$ Operating margin 2.9% 3.4 % Interest expense, net (3,988)$ —$ —$ —$ —$ (3,988)$ Income from operations before income taxes 25,763$ 2,409$ 225$ 3,031$ —$ 31,428$ Income tax expense 5,593$ 554$ 48$ 512$ —$ 6,707$ Income tax rate 21.71% 21.3 % Net income 20,170$ 1,855$ 177$ 2,519$ —$ 24,721$ Weighted average common shares outstanding, diluted 11,743 11,743 Diluted earnings per share 1.72$ 0.16$ 0.02$ 0.21$ —$ 2.11$ EBITDA (Non-GAAP Measures) ($K) Nine Months Ended October 2, 2020 As Reported M&A, Integration, and Related Costs LOGCAP V Pre- Operational Legal Costs Amortization of acquired intangible assets Prior Years' Tax Credits Nine Months Ended October 2, 2020 Adjusted Operating Income 29,751$ 2,409$ 225$ 3,031$ —$ 35,416$ Add: Depreciation and Amortization 6,032$ —$ —$ (3,031)$ —$ 3,001$ EBITDA 35,783$ 2,409$ 225$ —$ —$ 38,417$ EBITDA Margin 3.4% 3.7%

Reconciliation Of Non-GAAP Measures Page 20 ($K) Three Months Ended October 1, 2021 As Reported Three Months Ended October 1, 2021 Zenetex & HHB Three Months Ended October 1, 2021 Organic Revenue $ 459,408 $ 61,193 $ 398,215 ($K) Three Months Ended October 2, 2020 As Reported Three Months Ended October 2, 2020 Zenetex & HHB Three Months Ended October 2, 2020 Organic Revenue $ 352,415 $ - $ 352,415 Organic Revenue $ $ 45,800 Organic Revenue % 13.0% ($K) Nine Months Ended October 1, 2021 As Reported Nine Months Ended October 1, 2021 Zenetex & HHB Nine Months Ended October 1, 2021 Organic Revenue $ 1,364,257 $ 194,459 $ 1,169,798 ($K) Nine Months Ended October 2, 2020 As Reported Nine Months Ended July 3, 2020 Zenetex & HHB Nine Months Ended October 2, 2020 Organic Revenue $ 1,040,212 $ - $ 1,040,212 Organic Revenue $ $ 129,586 Organic Revenue % 12.5%